SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Rule 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2020

CRH MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37542	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 578 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

(604) 633-1440
(Registrant’s telephone number, including area code)

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRHM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

ITEM 8.01.  OTHER EVENTS.
Timing of Filing of Proxy Statement for Annual General Meeting
CRH Medical Corporation (the “Company”) is relying on the Securities and Exchange Commission’s Order (Release No. 34-88465) under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (the “Order”) to extend the deadline for filing (i) its definitive proxy statement for its 2020 annual general meeting of shareholders (the “Proxy Statement”), including information required by Part III of Form 10-K that is to be incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “10-K Part III Information”), due to circumstances related to COVID-19.

Certain administrative delays caused by the implementation of policies to minimize health risks of the COVID-19 pandemic, including delays relating to the introduction of a virtual annual general meeting format, offices closures and work from home policy, have in turn caused a delay in the completion of our Proxy Statement process. We are in the process of working on a remote basis to complete and file the Proxy Statement, including the Part III Information, as quickly as possible. The Company expects to file the Proxy Statement, including the Part III Information, no later than May 8, 2020 (which, in accordance with the terms of the Order, is within 45 days of the original filing deadline of April 29, 2020).

The Company is supplementing the risk factors previously disclosed on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the following risk factor, as may be updated to reflect subsequent events impacting the Company.

Our operations and financial results have been and could be further harmed by the COVID-19 pandemic.

Our business and financial results may be adversely affected by the COVID-19 pandemic. As a result of the COVID-19 pandemic, patients in the United States have cancelled or deferred non-emergent procedures or otherwise avoided medical treatment, resulting in reduced patient volumes and operating revenues and income from both our Products and Anesthesia Services businesses. Our business, particularly our Anesthesia Services, depends on the adequate availability of our specialized healthcare providers.  To the degree that COVID-19 affects their health, or that alternate demands for their services affects their ability to return to service our customers, our business could be adversely affected.  Payment for our anesthesia services depends on an orderly and timely processing of our claims, or invoices, to healthcare insurers and patients. Any COVID-19 pandemic-related delays or disruptions in the processing of our claims caused by disruptions in operations at the insurers, or by patients’ reduced ability to pay, could affect our revenues and income. Any interruption in our Product contract manufacturer’s or Product distributor’s ability to service our orders due to COVID-19 effects on their businesses could adversely affect our Product sales and revenue.  In addition, in the event that the current COVID-19 outbreak, or any actions of governmental authorities taken in connection with COVID-19, disrupt the production or supply of pharmaceuticals and medical supplies, our business could be adversely affected. The extent to which COVID-19 may impact our business will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the geographic spread of the disease, the duration of the outbreak, public health restrictions on travel and in-person interactions in the United States and other countries, business closures or business disruptions, and the effectiveness of actions taken in the United States and other countries to contain and treat the disease. We cannot presently predict the duration, scope and severity of any potential business closures or disruptions, or the overall effects of COVID-19 on our operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRH MEDICAL CORPORATION
(Registrant)

Date: April 29, 2020	By:	/s/ Richard Bear
	Name:	Richard Bear
	Title:	Chief Financial Officer